UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

UNDER ARMOUR, INC.

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 454-6428

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2016, Under Armour, Inc., a Maryland corporation (the “Company”), closed its offering of $600.0 million aggregate principal amount of its 3.250% Senior Notes due 2026 (the “Notes”), pursuant to an indenture (the “Base Indenture”), dated as of June 13, 2016, as supplemented by the first supplemental indenture, dated as of June 13, 2016 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), both between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”). The sale of the Notes has been registered with the Securities and Exchange Commission (the “SEC”) pursuant to a registration statement on Form S-3 (File No. 333-211850) (the “Registration Statement”).

The net proceeds from the offering were approximately $592.1 million, after deducting the underwriting discount and estimated offering expenses paid by the Company. The Company intends to use the net proceeds of the offering to repay amounts borrowed under its revolving credit facility.

Notes and the Indenture

Interest and Maturity

The Notes bear interest at the rate of 3.250% per annum. Interest on the Notes is payable on June 15 and December 15 of each year, beginning December 15, 2016. The Notes will mature on June 15, 2026.

No Security; No Guarantee

The Notes are not secured and are the Company’s senior obligations. The Notes are not guaranteed by any of the Company’s subsidiaries.

Optional Redemption

Prior to March 15, 2026 (three months prior to the maturity date of the Notes), the Company may redeem some or all of the Notes at any time or from time to time at a redemption price equal to the greater of 100% of the principal amount of the Notes to be redeemed or a “make-whole” amount applicable to such Notes as described in the Indenture, plus accrued and unpaid interest to, but excluding, the redemption date. On or after March 15, 2026 (three months prior to the maturity date of the Notes), the Company may redeem some or all of the Notes at any time or from time to time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

Change of Control Triggering Event

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture) with respect to the Notes, unless the Company has exercised the option to redeem the Notes, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of repurchase.

Covenants

The Indenture contains covenants, including limitations that restrict the Company’s ability and the ability of certain of its subsidiaries to create or incur secured indebtedness and enter into sale and leaseback transactions and the Company’s ability to consolidate, merge or transfer all or substantially all of its properties or assets to another person, in each case subject to material exceptions described in the Indenture.

Events of Default

The Indenture also provides for customary events of default which, if any of them occurs, would permit or would require the principal and accrued interest on the Notes to become due and payable immediately following any applicable grace period.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the First Supplemental Indenture. The Base Indenture and the First Supplemental Indenture, including the form of Global Note representing the Notes attached thereto, are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On June 8, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, in connection with the offer and sale by the Company of the Notes. The Underwriting Agreement contains representations by the Company and indemnification on certain matters in favor of the underwriters named therein. In the ordinary course of their business, the underwriters and certain of their affiliates have in the past and/or may in the future engage in investment and commercial banking or other transactions of a financial nature with the Company or its affiliates, including the provision of certain advisory services and the making of loans to the Company and its affiliates in the ordinary course of their business for which they will receive customary fees or expenses. In particular, affiliates of each of the underwriters are lenders under the Company’s revolving credit facility and accordingly will receive a portion of the net proceeds from the offering. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and is incorporated by reference into the Registration Statement. This description of certain of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. Certain legal opinions related to the Notes are attached hereto as Exhibits 5.1 and 5.2 and are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated June 8, 2016, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several Underwriters.

4.1	Indenture, dated as of June 13, 2016, between the Company and Wilmington Trust, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of June 13, 2016, relating to the 3.250% Senior Notes due 2026, between the Company and Wilmington Trust, National Association, as trustee.

4.3	Form of 3.250% Senior Notes due 2026 (included in the First Supplemental Indenture filed as Exhibit 4.2).

5.1	Opinion of John P. Stanton, Senior Vice President, General Counsel & Secretary of the Company.

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of John P. Stanton (included in his opinion filed as Exhibit 5.1).

23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in their opinion filed as Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

	By:	/s/ John P. Stanton
John P. Stanton
Date: June 13, 2016		Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 8, 2016, among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several Underwriters.

4.1	Indenture, dated as of June 13, 2016, between the Company and Wilmington Trust, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of June 13, 2016, relating to the 3.250% Senior Notes due 2026, between the Company and Wilmington Trust, National Association, as trustee.

4.3	Form of 3.250% Senior Notes due 2026 (included in the First Supplemental Indenture filed as Exhibit 4.2).

5.1	Opinion of John P. Stanton, Senior Vice President, General Counsel & Secretary of the Company.

5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of John P. Stanton (included in his opinion filed as Exhibit 5.1).

23.2	Fried, Frank, Harris, Shriver & Jacobson LLP (included in their opinion filed as Exhibit 5.2).